UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS

OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-07657

Oppenheimer Developing Markets Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

Two World Financial Center, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: August 31

Date of reporting period: 5/31/2013

Item 1. Schedule of Investments.

STATEMENT OF INVESTMENTS May 31, 2013 / Unaudited

	Shares	Value
Common Stocks—93.2%
Consumer Discretionary—13.0%
Automobiles—1.0%
Astra International Tbk PT	502,073,500	$360,397,815

Diversified Consumer Services—2.8%
Estacio Participacoes SA1	37,102,950	287,219,587
Kroton Educacional SA1	22,341,788	320,658,588
New Oriental Education & Technology Group, Inc., Sponsored ADR[1]	17,671,776	394,610,758

		1,002,488,933

Hotels, Restaurants & Leisure—2.0%
Genting Bhd	113,747,000	366,001,435
Home Inns & Hotels Management, Inc., ADR[1,2]	5,075,273	147,132,164
Jollibee Foods Corp.[1]	51,465,463	164,636,568

		677,770,167

Household Durables—0.2%
MRV Engenharia e Participacoes SA1	28,128,500	84,839,906

Internet & Catalog Retail—1.3%
B2W Cia Digital[1,2]	11,430,158	53,794,002
Ctrip.com International Ltd., ADR[1,2]	12,471,169	388,476,914

		442,270,916

Media—1.6%
Grupo Televisa SAB, Sponsored ADR	5,944,603	155,035,246
Zee Entertainment Enterprises Ltd.[1]	94,716,065	376,645,959

		531,681,205

Multiline Retail—1.6%
Lojas Americanas SA, Preference[1]	48,001,173	380,773,148
SACI Falabella	1,432,949	16,271,163
Shinsegae Co. Ltd.[1]	705,145	135,078,528

		532,122,839

Textiles, Apparel & Luxury Goods—2.5%
Compagnie Financiere Richemont SA, Cl. A	2,499,207	219,669,041
Prada SpA	44,418,000	425,675,119

	Shares	Value
Textiles, Apparel & Luxury Goods (Continued)
Salvatore Ferragamo Italia SpA	7,220,892	$227,152,894

		872,497,054

Consumer Staples—19.7%
Beverages—7.3%
Anadolu Efes Biracilik Ve Malt Sanayii AS	14,103,020	202,542,911
Carlsberg AS, Cl. B1	6,454,797	614,034,618
Compania de Bebidas das Americas, Preference, ADR	3,342,400	127,245,168
Fomento Economico Mexicano SAB de CV, UBD	42,745,123	464,975,415
Heineken NV	4,735,771	328,444,158
Nigerian Breweries plc	159,665,545	179,648,970
SABMiller plc	8,702,524	437,733,272
Tsingtao Brewery Co. Ltd., Cl. H	15,156,000	105,448,845
United Spirits Ltd.	1,882,676	80,002,911

		2,540,076,268

Food & Staples Retailing—5.7%
Almacenes Exito SA3	10,903,912	177,338,500
Almacenes Exito SA, GDR[3,4]	11,250,373	189,941,173
BIM Birlesik Magazalar AS	3,118,791	146,936,499
Cencosud SA	66,086,313	349,620,467
E-Mart Co. Ltd.[1]	244,370	42,886,902
InRetail Peru Corp.[2,5]	4,459,100	93,462,736
Magnit[1]	3,457,556	775,951,370
Wal-Mart de Mexico SAB de CV	78,964,964	232,972,367

		2,009,110,014

Food Products—3.3%
Tingyi Cayman Islands Holding Corp.	176,090,000	450,107,599
Unilever plc	8,571,499	360,297,942
Want Want China Holdings Ltd.	238,277,000	350,482,335

		1,160,887,876

Household Products—1.4%
Hindustan Unilever Ltd.	38,148,163	397,905,371

1    OPPENHEIMER DEVELOPING MARKETS FUND

STATEMENT OF INVESTMENTS Unaudited / (Continued)

	Shares	Value
Household Products (Continued)
Unilever Indonesia Tbk PT	36,078,000	$111,645,498

		509,550,869

Personal Products—2.0%
Colgate-Palmolive India Ltd.[1]	7,141,172	183,951,721
Marico Ltd.	30,483,651	126,525,026
Natura Cosmeticos SA	16,399,200	386,282,398

		696,759,145

Energy—10.4%
Energy Equipment & Services—2.8%
China Oilfield Services Ltd., Cl. H	41,582,000	87,053,165
Eurasia Drilling Co. Ltd., GDR	4,737,679	194,469,310

Saipem SpA	4,147,116	110,062,239
Tenaris SA, ADR	13,198,019	555,108,679

		946,693,393

Oil, Gas & Consumable Fuels—7.6%
BG Group plc	26,830,070	488,303,738
CNOOC Ltd.	217,941,000	382,655,668
NovaTek OAO, Sponsored GDR	6,458,478	717,735,401
Petroleo Brasileiro SA, Sponsored ADR	28,375,702	528,923,085
Tullow Oil plc	32,873,016	514,650,470

		2,632,268,362

Financials—18.7%
Commercial Banks—7.2%
ABSA Group Ltd.	8,461,075	124,806,480
Akbank TAS	13,208,711	62,572,779
Banco Bradesco SA, ADR	19,621,470	316,494,311
Banco Davivienda SA, Preference[1]	12,909,328	172,656,040
Bancolombia SA, Sponsored ADR	2,862,085	165,714,721
Commercial International Bank Egypt SAE	29,796,471	156,817,729
Grupo Financiero Inbursa SAB de CV, Cl. O	48,752,259	110,794,952
Guaranty Trust Bank plc	488,687,732	88,037,929
HDFC Bank Ltd., ADR	7,265,463	292,362,231
ICICI Bank Ltd., Sponsored ADR	12,028,600	540,926,142

	Shares	Value
Commercial Banks (Continued)
Siam Commercial Bank Public Co. Ltd.	31,323,600	$179,499,592
Standard Bank Group Ltd.	12,590,236	139,281,583
Turkiye Garanti Bankasi AS	14,426,809	74,044,840
Zenith Bank plc	664,615,633	93,264,646

		2,517,273,975

Diversified Financial Services—4.0%
BM&FBovespa SA	79,156,798	513,347,616
Haci Omer Sabanci Holding AS	77,072,675	491,041,146
Hong Kong Exchanges & Clearing Ltd.	22,730,163	380,614,243

		1,385,003,005

Insurance—1.5%
AIA Group Ltd.	77,985,800	344,155,557
Sul America SA1	24,343,633	157,986,976

		502,142,533

Real Estate Management & Development—4.0%
DLF Ltd.	68,283,020	235,742,323
Hang Lung Group Ltd.	27,478,750	150,353,609
Hang Lung Properties Ltd.	135,094,881	471,022,297
SM Prime Holdings, Inc.[1]	727,490,972	337,985,800
Soho China Ltd.	184,813,000	156,890,586

		1,351,994,615

Thrifts & Mortgage Finance—2.0%
Housing Development Finance Corp. Ltd.	43,577,079	693,638,150

Health Care—3.0%
Health Care Equipment & Supplies—0.6%
Shandong Weigao Group Medical Polymer Co. Ltd., Cl. H1	175,850,000	220,396,031

Health Care Providers & Services—1.6%
Apollo Hospitals Enterprise Ltd.[1]	10,594,093	188,791,821
Diagnosticos da America SA1	27,005,600	141,218,937
Sinopharm Group Co. Ltd., Cl. H1,5	93,383,600	249,706,045

		579,716,803

Pharmaceuticals—0.8%
Cipla Ltd.	28,327,866	186,228,423

2    OPPENHEIMER DEVELOPING MARKETS FUND

STATEMENT OF INVESTMENTS Unaudited / (Continued)

	Shares	Value
Pharmaceuticals (Continued)
Sun Pharmaceutical Industries Ltd.	5,741,133	$105,459,021

		291,687,444

Industrials—3.3%
Aerospace & Defense—0.9%
Embraer SA, ADR	8,597,212	311,820,880

Construction & Engineering—0.1%
FLSmidth & Co. AS	1,048,389	52,256,911

Industrial Conglomerates—1.3%
Jardine Strategic Holdings Ltd.	3,446,677	137,983,133
SM Investments Corp.	12,648,325	337,611,921

		475,595,054

Machinery—0.1%
United Tractors Tbk PT	21,489,500	35,587,008

Transportation Infrastructure—0.9%
DP World Ltd.[3]	17,386,824	273,421,538
DP World Ltd.[3]	3,428,101	54,163,996

		327,585,534

Information Technology—16.9%
Electronic Equipment, Instruments, & Components— 0.3%
Synnex Technology International Corp.	71,816,174	100,050,052

Internet Software & Services—12.5%
Baidu, Inc., Sponsored ADR[1,2]	13,945,413	1,347,684,713
Mail.ru Group Ltd., GDR	5,372,719	149,654,251
MercadoLibre, Inc.[1]	2,474,115	283,583,061
NetEase, Inc., ADR	3,550,689	226,995,548
NHN Corp.[1]	2,757,248	742,130,457
Tencent Holdings Ltd.	24,138,900	952,085,793
Yandex NV, Cl. A1,2	18,811,750	510,927,130
Youku Tudou, Inc., ADR[1,2]	5,875,770	120,159,497

		4,333,220,450

IT Services—2.4%
Infosys Ltd.	12,213,462	516,337,500
Tata Consultancy Services Ltd.	11,083,042	294,504,095

		810,841,595

Semiconductors & Semiconductor Equipment—1.7%
Epistar Corp.[1]	43,749,000	85,060,599
Taiwan Semiconductor Manufacturing Co. Ltd.	143,043,429	520,315,338

		605,375,937

Materials—4.7%
Chemicals—0.4%
Asian Paints Ltd.	1,758,810	$150,735,177

Construction Materials—1.5%
Ambuja Cements Ltd.	49,669,189	161,482,609
Cementos Argos SA, Preference[2]	20,063,735	88,112,557
Cementos Argos SA, Sponsored ADR[2,4]	2,120,503	46,562,353
Semen Indonesia (Persero) Tbk PT	15,573,000	28,531,501
Ultratech Cement Ltd.	4,881,043	162,873,513

		487,562,533

Metals & Mining—2.8%
Anglo American plc	24,269,917	550,095,967
Antofagasta plc	12,089,280	169,632,670
Glencore Xstrata plc	40,457,870	197,252,500
Impala Platinum Holdings Ltd.	2,075,210	21,765,032

		938,746,169

Telecommunication Services—3.5%
Wireless Telecommunication Services—3.5%
America Movil SAB de CV, Series L, ADR	43,068,442	857,492,680

	Shares	Value
MTN Group Ltd.	19,167,140	347,579,128

		1,205,071,808

Total Common Stocks (Cost $27,017,409,013)		32,375,716,426

Structured Securities—0.1%
UBS AG, Vietnam Dairy Products JSC Equity Linked Nts., 1/29/14[2] (Cost $39,834,294)	7,985,244	50,815,833

Investment Company—6.1%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.12%[1,6] (Cost $2,122,349,959)	2,122,349,959	2,122,349,959

Total Investments, at Value (Cost $29,179,593,266)	99.4%	34,548,882,218

Assets in Excess of Other Liabilities	0.6	195,959,772

Net Assets	100.0%	$34,744,841,990

3    OPPENHEIMER DEVELOPING MARKETS FUND

STATEMENT OF INVESTMENTS Unaudited / (Continued)

Footnotes to Statement of Investments

1.	Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended May 31, 2013, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares August 31, 2012	Gross Additions		Gross Reductions	Shares May 31, 2013
Apollo Hospitals Enterprise Ltd.	—	10,594,093		—	10,594,093
B2W Cia Digital (known as B2W Companhia Global Do Varejo)	11,430,158	—		—	11,430,158
Baidu, Inc., Sponsored ADR	6,196,942	7,748,471		—	13,945,413
Banco Davivienda SA, Preference[a]	11,608,902	1,300,426		—	12,909,328
Carlsberg AS, Cl. Ba	6,571,513	312,351		429,067	6,454,797
CFAO	3,637,824	—		3,637,824	—
Colgate-Palmolive India Ltd.	7,320,782	—		179,610	7,141,172
Ctrip.com International Ltd., ADR	13,554,519	—		1,083,350	12,471,169
Diagnosticos da America SA	—	27,005,600		—	27,005,600
E-Mart Co. Ltd.[a]	1,556,710	—		1,312,340	244,370
Epistar Corp.[a]	60,390,000	—		16,641,000	43,749,000
Estacio Participacoes SA	10,866,000	26,236,950	[b]	—	37,102,950
Home Inns & Hotels Management, Inc., ADR	4,389,313	685,960		—	5,075,273
Jollibee Foods Corp.[a]	55,136,213	—		3,670,750	51,465,463
Kroton Educacional SA	11,364,377	11,170,894		193,483	22,341,788
Lojas Americanas SA, Preference	46,098,573	1,902,600		—	48,001,173
Magnit [a]	4,741,774	—		1,284,218	3,457,556
Magnit OJSC, Sponsored GDR	4,329,830	—		4,329,830	—
MegaStudy Co. Ltd.	499,330	—		499,330	—
MercadoLibre, Inc.	342,640	2,131,475		—	2,474,115
MRV Engenharia e Participacoes SA	—	28,128,500		—	28,128,500
New Oriental Education & Technology Group, Inc., Sponsored ADR	10,457,867	7,213,909		—	17,671,776
NHN Corp.	2,797,857	423,295		463,904	2,757,248
Oppenheimer Institutional Money Market Fund, Cl. E	1,060,435,956	5,086,710,989		4,024,796,986	2,122,349,959
Shandong Weigao Group Medical Polymer Co. Ltd., Cl. H	—	175,850,000		—	175,850,000
Shinsegae Co. Ltd.	705,145			—	705,145
Sinopharm Group Co. Ltd., Cl. H	31,406,000	61,977,600		—	93,383,600
SM Prime Holdings, Inc.[a]	1,333,366,572	—		605,875,600	727,490,972

4    OPPENHEIMER DEVELOPING MARKETS FUND

STATEMENT OF INVESTMENTS Unaudited / (Continued)

	Shares August 31, 2012	Gross Additions		Gross Reductions	Shares May 31, 2013
Sul America SA	—	24,343,633		—	24,343,633
Yandex NV, Cl. Aa	13,981,660	4,830,090		—	18,811,750
Youku Tudou, Inc., ADR[a]	2,059,046	3,816,724		—	5,875,770
Zee Entertainment Enterprises Ltd.	80,902,731	15,387,322		1,573,988	94,716,065

		Value		Income	Realized Gain (Loss)
Apollo Hospitals Enterprise Ltd.		$188,791,821		$—	$—
B2W Cia Digital (known as B2W Companhia Global Do Varejo)		53,794,002		—	—
Baidu, Inc., Sponsored ADR		1,347,684,713		—	—
Banco Davivienda SA, Preference[a]		—	[c]	3,493,657	—
Carlsberg AS, Cl. Ba		—	[c]	4,929,732	(9,739,576)
CFAO		—		—	37,261,122
Colgate-Palmolive India Ltd.		183,951,721		3,771,681	682,005
Ctrip.com International Ltd., ADR		388,476,914		—	(16,959,147)
Diagnosticos da America SA		141,218,937		883,739	—
E-Mart Co. Ltd.[a]		—	[c]	1,653,728	(47,757,428)
Epistar Corp.[a]		—	[c]	230,062	(17,725,210)
Estacio Participacoes SA		287,219,587		1,645,992	—
Home Inns & Hotels Management, Inc., ADR		147,132,164		—	—
Jollibee Foods Corp.[a]		—	[c]	2,100,824	3,023,051
Kroton Educacional SA		320,658,588		4,186,581	1,466,107
Lojas Americanas SA, Preference		380,773,148		2,296,369	—
Magnit [a]		—	[c]	5,278,858	105,724,423
Magnit OJSC, Sponsored GDR		—		491,022	62,862,026
MegaStudy Co. Ltd.		—		709,967	(53,722,694)
MercadoLibre, Inc.		283,583,061		596,571	—
MRV Engenharia e Participacoes SA		84,839,906		3,644,775	—
New Oriental Education & Technology Group, Inc., Sponsored ADR		394,610,758		—	—
NHN Corp.		742,130,457		1,279,894	29,526,660
Oppenheimer Institutional Money Market Fund, Cl. E		2,122,349,959		1,849,574	—
Shandong Weigao Group Medical Polymer Co. Ltd., Cl. H		220,396,031		100,537	—
Shinsegae Co. Ltd.		135,078,528		512,988	—
Sinopharm Group Co. Ltd., Cl. H		249,706,045		—	—
SM Prime Holdings, Inc.[a]		—	[c]	3,343,769	123,960,277
Sul America SA		157,986,976		2,321,470	—
Yandex NV, Cl. Aa		—	[c]	—	—
Youku Tudou, Inc., ADR[a]		—	[c]	—	—
Zee Entertainment Enterprises Ltd.		376,645,959		—	1,385,093

Total		$8,207,029,275		$45,321,790	$219,986,709

a.	No longer an affiliate as of May 31, 2013.
b.	All or a portion is the result of a corporate action.
c.	The security is no longer an affiliate, therefore, the value has been excluded from this table.

5    OPPENHEIMER DEVELOPING MARKETS FUND

STATEMENT OF INVESTMENTS Unaudited / (Continued)

2.	Non-income producing security.
3.	The Fund holds securities which have been issued by the same entity and that trade on separate exchanges.
4.	Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $236,503,526 or 0.68% of the Fund’s net assets as of May 31, 2013.
5.	Restricted security. The aggregate value of restricted securities as of May 31, 2013 was $343,168,781, which represents 0.99% of the Fund’s net assets. See accompanying Notes. Information concerning restricted securities is as follows:

Security	Acquisition Dates	Cost	Value	Unrealized Appreciation/ (Depreciation)
InRetail Peru Corp.	10/4/12	$89,182,000	$93,462,736	$4,280,736
Sinopharm Group Co. Ltd., Cl. H	6/6/12-9/5/12	282,028,078	249,706,045	(32,322,033)

		$371,210,078	$343,168,781	$(28,041,297)

6.	Rate shown is the 7-day yield as of May 31, 2013.

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings	Value	Percent
China	$5,579,885,661	16.2%
India	4,694,111,993	13.6
Brazil	3,610,604,602	10.4
United Kingdom	2,520,714,059	7.3
Russia	2,348,737,462	6.8
United States	2,122,349,959	6.1
Mexico	1,821,270,660	5.3
Hong Kong	1,484,128,839	4.3
Turkey	977,138,175	2.8
South Korea	920,095,887	2.7
Colombia	840,325,344	2.4
Philippines	840,234,289	2.4
Italy	762,890,252	2.2
Taiwan	705,425,989	2.0
Denmark	666,291,529	1.9
South Africa	633,432,223	1.8
Luxembourg	555,108,679	1.6
Indonesia	536,161,822	1.6
Switzerland	416,921,541	1.2
Malaysia	366,001,435	1.1
Chile	365,891,630	1.1
Nigeria	360,951,545	1.0
Netherlands	328,444,158	1.0
UAE	327,585,534	0.9
Argentina	283,583,061	0.8
Thailand	179,499,592	0.5
Egypt	156,817,729	0.5
Peru	93,462,736	0.3
Vietnam	50,815,833	0.2

Total	$34,548,882,218	100.0%

6    OPPENHEIMER DEVELOPING MARKETS FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is the investment adviser of IMMF, and the Sub-Adviser provides investment and related advisory services to IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

Structured Securities. The Fund invests in structured securities whose market values, interest rates and/or redemption prices are linked to the performance of underlying foreign currencies, interest rate spreads, stock market indices, prices of individual securities, commodities or other financial instruments or the occurrence of other specific events. The structured securities are often leveraged, increasing the volatility of each note’s market value relative to the change in the underlying linked financial element or event. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying Statement of Operations in the annual and semiannual reports The Fund records a realized gain or loss when a structured security is sold or matures.

Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

7    OPPENHEIMER DEVELOPING MARKETS FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / (Continued)

Securities Valuation (Continued)

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange but not listed on a registered U.S. securities exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority); (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Structured securities, swaps, swaptions, and other over-the -counter derivatives are valued utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

8    OPPENHEIMER DEVELOPING MARKETS FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / (Continued)

Securities Valuation (Continued)

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.

Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Structured securities	Relevant market information such as the price of underlying financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, or the occurrence of other specific events.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

9    OPPENHEIMER DEVELOPING MARKETS FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / (Continued)

Securities Valuation (Continued)

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts as of May 31, 2013 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Common Stock
Consumer Discretionary	$1,085,255,082	$3,418,813,753	$—	$4,504,068,835
Consumer Staples	496,835,311	6,419,548,861	—	6,916,384,172
Energy	1,084,031,764	2,494,929,991	—	3,578,961,755
Financials	1,496,799,980	4,953,252,298	—	6,450,052,278
Health Care	—	1,091,800,278	—	1,091,800,278
Industrials	365,984,876	836,860,511	—	1,202,845,387
Information Technology	2,489,349,949	3,360,138,085	—	5,849,488,034
Materials	—	1,577,043,879	—	1,577,043,879
Telecommunication Services	857,492,680	347,579,128	—	1,205,071,808
Structured Securities	—	50,815,833	—	50,815,833
Investment Company	2,122,349,959	—	—	2,122,349,959

Total Assets	$9,998,099,601	$24,550,782,617	$—	$34,548,882,218

Currency contracts and forwards, if any, are reported at their unrealized appreciation/ depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

10    OPPENHEIMER DEVELOPING MARKETS FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / (Continued)

Securities Valuation (Continued)

The table below shows the transfers between Level 1 and Level 2. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

	Transfers into Level 1*	Transfers out of Level 1**	Transfers into Level 2**	Transfers out of Level 2*
Assets Table
Investments, at Value:
Common Stock
Consumer Discretionary	$—	$(1,250,278,429)	$1,250,278,429	$—
Consumer Staples	183,928,973	(4,826,271,089)	4,826,271,089	(183,928,973)
Energy	—	(1,596,892,439)	1,596,892,439	—
Financials	—	(2,641,541,118)	2,641,541,118	—
Health Care	—	(255,603,311)	255,603,311	—
Industrials	—	(428,419,355)	428,419,355	—
Information Technology	—	(2,145,614,377)	2,145,614,377	—
Materials	—	(660,756,923)	660,756,923	—
Telecommunication Services	—	(384,928,856)	384,928,856	—

Total Assets	$183,928,973	$(14,190,305,897)	$14,190,305,897	$(183,928,973)

*	Transferred from Level 2 to Level 1 due to the presence of a readily available unadjusted quoted market price.
**	Transferred from Level 1 to Level 2 because of the absence of a readily available unadjusted quoted market price due to a significant event occurring before the Fund’s assets were valued but after the close of the securities’ respective exchanges.

Restricted Securities

As of May 31, 2013, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Statement of Investments. Restricted securities are reported on a schedule following the Statement of Investments.

Federal Taxes

The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of May 31, 2013 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities	$29,203,222,224
Federal tax cost of other investments	8,217,857

Total federal tax cost	$29,211,440,081

Gross unrealized appreciation	$8,224,117,601
Gross unrealized depreciation	(2,878,611,365)

Net unrealized appreciation	$5,345,506,236

11    OPPENHEIMER DEVELOPING MARKETS FUND

Item 2. Controls and Procedures.

(a)	Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 5/31/2013, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)	There have been no significant changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Developing Markets Fund

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date:	7/9/2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date:	7/9/2013

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer

Date:	7/9/2013